UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Commodity Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from July 31 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

Commodities and the related equities posted negative returns during the six-month period, as tight supply was offset by concerns about the impact of slowing economic growth on future demand.

The food delivery company Hellofresh SE (Germany), whose shares rallied after the company’s preliminary 2019 results exceeded analyst expectations, was a top contributor to relative performance. Positions in the gold producers Barrick Gold Corp. (Canada) and Newmont Corp. (United States) also contributed positively to Fund performance. The stocks were boosted by an increase in the gold price after safe-haven buying picked up due to concerns about the impact of the coronavirus. The U.K. food producer Cranswick PLC further contributed to Fund returns.

The Fund invests in both commodity futures and natural resources stocks. In comparison, the benchmark consists entirely of commodity futures. The Fund’s out-of-benchmark position in equities detracted from relative performance.

The Canadian cannabis producer Sundial Growers, Inc. was a large detractor within the equity portfolio. Although the August 2019 initial public offering was six times oversubscribed, the stock subsequently came under pressure due to issues surrounding product quality. The stock is no longer held in the Fund. PureCircle Ltd. (Malaysia) also detracted from Fund performance. The company delayed its results for the 2019 fiscal year as it concluded the process of revaluing its inventories. Positions in the integrated oil companies Royal Dutch Shell PLC (United Kingdom) and Exxon Mobil Corp. were also among the most notable detractors.

The Fund employs derivatives as part of its investment strategy to gain exposure to commodity futures. The Fund used commodity total return swaps to gain this exposure. The Fund’s use of derivatives detracted from Fund performance during the period.

Describe recent portfolio activity.

The Fund raised its overweight positions in the mining and energy sectors and increased the extent of its underweight position in agriculture.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity-linked notes. The Fund’s cash balance did not have a material impact on Fund performance during the period.

Describe portfolio positioning at period end.

As of January 31, 2020, the Fund held allocations of approximately 50% each in natural resources equities and commodity total return swaps. The Fund was overweight in the mining and energy sectors and was underweight in agriculture.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Commodity Strategies Fund

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.28)%	(2.14)%	N/A	(1.51)%	N/A	(3.43)%	N/A
Investor A	(2.46)	(2.32)	(7.45)%	(1.73)	(2.79)%	(3.65)	(4.27)%
Investor C	(2.83)	(2.97)	(3.93)	(2.46)	(2.46)	(4.37)	(4.37)
Class K	(2.22)	(1.95)	N/A	(1.47)	N/A	(3.41)	N/A
Bloomberg Commodity Index Total ReturnSM(d)	(4.39)	(5.38)	N/A	(4.74)	N/A	(6.63)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)	The Fund commenced operations on October 3, 2011.
(d)

An unmanaged commodity index currently composed of futures contracts on 22 physical commodities that assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$977.20	$3.53	$1,000.00	$1,021.22	$3.61	0.72%
Investor A	1,000.00	975.40	4.75	1,000.00	1,019.98	4.86	0.97
Investor C	1,000.00	971.70	8.41	1,000.00	1,016.26	8.60	1.72
Class K	1,000.00	977.80	3.29	1,000.00	1,021.47	3.36	0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Barrick Gold Corp.	2%
Newmont Corp.	2
Royal Dutch Shell PLC, A Shares	2
BHP Group PLC	1
BP PLC	1
TOTAL SA	1
Agnico Eagle Mines Ltd.	1
Exxon Mobil Corp.	1
Rio Tinto PLC	1
Nestlé SA, Registered Shares	1

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Materials	20%
Energy	13
Consumer Staples	11
Consumer Discretionary	2
Industrials	2
Information Technology	—	(a)
Health Care	—	(a)
Short-Term Securities	54
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(a)	Amount is less than 1%.

FUND SUMMARY	5

About Fund Performance	BlackRock Commodity Strategies Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) January 31, 2020	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 48.3%

Beverages — 0.4%
Constellation Brands, Inc., Class A	4,114	$774,666

Biotechnology —0.0%
StillCanna, Inc.(a)	440,928	48,311

Chemicals — 4.2%
American Vanguard Corp.(b)	35,444	662,094
CF Industries Holdings, Inc.	25,592	1,030,846
FMC Corp.	15,756	1,506,116
Koninklijke DSM NV	9,419	1,146,348
Robertet SA(b)	811	819,392
Symrise AG	11,790	1,211,485
Umicore SA	6,830	314,477
UPL Ltd.	153,785	1,131,502

		7,822,260

Containers & Packaging — 0.7%
Graphic Packaging Holding Co.	82,170	1,284,317

Electronic Equipment, Instruments & Components — 0.3%
Trimble, Inc.(a)(b)	14,945	635,461

Energy Equipment & Services — 0.3%
Baker Hughes Co.	26,846	581,484

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	3,868	1,181,751
Grocery Outlet Holding Corp.(a)	29,647	970,643
Kroger Co.	26,978	724,629
Total Produce PLC	572,322	849,276

		3,726,299

Food Products — 8.3%
Beyond Meat, Inc.(a)	3,239	357,650
BRF SA — ADR(a)	62,775	446,330
Calavo Growers, Inc.	10,959	839,569
Costa Group Holdings Ltd.	236,758	430,904
Cranswick PLC	28,631	1,350,473
Freshpet, Inc.(a)	8,402	528,318
Greencore Group PLC	305,624	988,662
Gruma SAB de CV, Class B	106,666	1,133,695
Hormel Foods Corp.	22,252	1,051,630
JBS SA	155,287	999,688
Kerry Group PLC, Class A	11,611	1,484,743
Leroy Seafood Group ASA	93,333	605,565
Nestlé SA, Registered Shares	14,494	1,598,582
Norway Royal Salmon ASA	39,511	1,011,192
PureCircle Ltd.(a)(c)	297,873	491,676
Salmar ASA	15,271	746,924
Tyson Foods, Inc., Class A	19,004	1,570,301

		15,635,902

Internet & Direct Marketing Retail — 0.9%
Delivery Hero SE(a)(d)	7,506	577,540
HelloFresh SE(a)	21,197	505,435
Ocado Group PLC(a)	36,343	585,983

		1,668,958

Machinery — 1.5%
Ag Growth International, Inc.	28,268	971,673
Deere & Co.	4,732	750,401
Marel HF	246,235	1,163,354

		2,885,428

Metals & Mining — 15.4%
Agnico Eagle Mines Ltd.	28,155	1,740,274
Alacer Gold Corp.(a)	23,884	112,255
Alamos Gold, Inc., Class A	58,226	367,377
Anglo American PLC	40,872	1,066,517
AngloGold Ashanti Ltd. — ADR(b)	48,130	979,927
B2Gold Corp.	148,682	643,757
Barrick Gold Corp.(b)	187,720	3,476,574
BHP Group PLC	107,477	2,339,407

Security	Shares	Value

Metals & Mining (continued)
Boliden AB	12,778	$303,353
Centamin PLC	158,338	283,984
Centerra Gold, Inc.(a)	43,563	348,925
Coronado Global Resources, Inc. — CDI(d)	57,947	77,905
Endeavour Mining Corp.(a)	23,680	484,909
ERO Copper Corp.(a)	19,139	262,919
Evolution Mining Ltd.	166,550	420,343
First Quantum Minerals Ltd.	35,206	275,604
Franco-Nevada Corp.	10,336	1,174,886
Freeport-McMoRan, Inc.	23,022	255,544
Fresnillo PLC	23,474	205,048
Glencore PLC	45,953	134,394
Gold Fields Ltd. — ADR	6,724	43,034
Gold Road Resources Ltd.(a)	51,224	49,331
Iluka Resources Ltd.	22,650	144,871
Impala Platinum Holdings Ltd.(a)	37,371	351,161
Ivanhoe Mines Ltd., Class A(a)	45,147	116,671
Lundin Mining Corp.	69,365	363,755
MAG Silver Corp.(a)	13,526	147,382
Metro Mining Ltd.(a)	279,387	29,923
MMC Norilsk Nickel PJSC — ADR	7,882	254,191
Neo Lithium Corp.(a)	143,078	72,436
Nevada Copper Corp.(a)	397,646	96,151
Newcrest Mining Ltd.	49,382	988,626
Newmont Corp.	72,115	3,249,502
Nickel Mines Ltd.(a)	404,281	166,668
Northam Platinum Ltd.(a)	14,039	117,571
Northern Star Resources Ltd.	135,025	1,163,123
OceanaGold Corp.	105,366	220,541
OZ Minerals Ltd.	44,319	296,029
Polyus PJSC — GDR, Registered Shares	9,551	583,566
Pretium Resources, Inc.(a)	32,947	358,747
Rio Tinto PLC	30,337	1,622,247
Saracen Mineral Holdings Ltd.(a)	96,845	261,024
Sierra Metals, Inc.(a)(b)	15,525	24,870
Sigma Lithium Resources Corp.(a)	125,653	182,299
Sociedad Minera Cerro Verde SAA	14,192	262,552
SolGold PLC(a)	349,266	88,355
Stelco Holdings, Inc.	8,085	60,360
Teck Resources Ltd., Class B	29,133	376,435
Titan Mining Corp.(a)	159,796	30,790
Torex Gold Resources, Inc.(a)	14,299	196,754
Vale SA — ADR	95,793	1,123,652
Wheaton Precious Metals Corp.	33,973	1,000,142

		28,996,661

Oil, Gas & Consumable Fuels — 12.8%
BP PLC	373,050	2,245,798
Cairn Energy PLC(a)	115,784	258,629
Canadian Natural Resources Ltd.	24,161	679,517
Chevron Corp.	14,123	1,513,138
CNOOC Ltd.	257,000	384,739
Concho Resources, Inc.	6,653	504,164
ConocoPhillips	25,750	1,530,323
Enbridge, Inc.	11,500	467,595
EOG Resources, Inc.	13,532	986,618
Equinor ASA	33,590	606,218
Exxon Mobil Corp.	26,345	1,636,551
Galp Energia SGPS SA	19,332	292,118
Hess Corp.	8,114	459,009
Kinder Morgan, Inc.	26,600	555,142
Kosmos Energy Ltd.	79,752	407,533
Lundin Petroleum AB	7,100	215,944
Marathon Petroleum Corp.	15,787	860,392
Noble Energy, Inc.	14,886	294,296
Oil Search Ltd.	72,722	347,585
Petroleo Brasileiro SA — ADR	9,050	127,696
Pioneer Natural Resources Co.	4,047	546,345
Royal Dutch Shell PLC, A Shares	121,892	3,200,926
Suncor Energy, Inc.	34,784	1,063,180
TC Energy Corp.	21,539	1,181,113

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TOTAL SA	43,422	$2,114,255
Valero Energy Corp.	9,288	783,071
Williams Cos., Inc.	46,869	969,720

		24,231,615

Personal Products — 0.7%
Jamieson Wellness, Inc.	65,883	1,322,240

Specialty Retail — 0.8%
Tractor Supply Co.	15,692	1,458,571

Total Common Stocks — 48.3% (Cost: $76,569,760)		91,072,173

Warrants — 0.0%

Biotechnology — 0.0%
Stillcanna, Inc. (1 Share for 1/2 Warrant, Expires 04/25/20, Strike Price USD 1.73)(a)(c)	220,464	2

Metals & Mining —0.0%
First Cobalt Corp. (1 Share for 1 Warrant, Expires 03/15/20, Strike Price CAD 1.50)(a)(c)	125,498	1

Total Warrants — 0.0% (Cost: $10)		3

Total Long-Term Investments — 48.3% (Cost: $76,569,770)		91,072,176

Security	Shares	Value
Short-Term Securities — 54.3%

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(e)(h)	4,572,166	$4,572,166
SL Liquidity Series, LLC, Money Market Series, 1.71%(e)(f)(h)	3,165,896	3,166,845

Total Money Market Funds — 4.1% (Cost: $7,738,799)		7,739,011

	Par (000)
U.S. Treasury Obligations — 50.2%
U.S. Treasury Bills(g): 1.91%, 02/06/20	$16,000	15,998,050
1.69%, 03/12/20	16,000	15,974,097
1.51%, 04/09/20	16,000	15,954,973
1.53%, 05/07/20	16,000	15,935,871
1.52%, 06/04/20	16,000	15,917,844
1.51%, 07/16/20	15,000	14,897,927

Total U.S. Treasury Obligations — 50.2% (Cost: $94,677,161)		94,678,762

Total Short-Term Securities — 54.3% (Cost: $102,415,960)		102,417,773

Total Investments — 102.6% (Cost: $178,985,730)		193,489,949

Liabilities in Excess of Other Assets — (2.6)%		(4,842,737)

Net Assets — 100.0%		$188,647,212

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	Rates are discount rates or a range of discount rates as of period end.
(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,534,349	3,037,817	4,572,166	$4,572,166	$20,545		$8	$—
SL Liquidity Series, LLC, Money Market Series	1,619,352	1,546,544	3,165,896	3,166,845	20,526	(b)	62	124

				$7,739,011	$41,071		$70	$124

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Royal Bank of Canada	02/14/20	USD	4,704	$(309,721)	$—	$(309,721)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/12/20	USD	33,353	(2,545,209)	—	(2,545,209)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/14/20	USD	2,371	(193,913)	—	(193,913)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	05/15/20	USD	2,471	(152,383)	—	(152,383)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	05/29/20	USD	1,162	(67,856)	—	(67,856)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	06/25/20	USD	1,404	(89,378)	—	(89,378)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	07/02/20	USD	3,976	(167,506)	—	(167,506)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRAGT	At Termination	JPMorgan Chase Bank N.A.	09/24/20	USD	1,383	23,165	—	23,165
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/24/20	USD	1,521	(180,249)	—	(180,249)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	09/24/20	USD	873	(73,433)	—	(73,433)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRLIT	At Termination	JPMorgan Chase Bank N.A.	09/24/20	USD	281	(22,214)	—	(22,214)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRPRT	At Termination	JPMorgan Chase Bank N.A.	09/24/20	USD	916	7,576	—	7,576
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	10/15/20	USD	5,578	(253,539)	—	(253,539)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	10/19/20	USD	1,003	(48,016)	—	(48,016)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	10/29/20	USD	1,502	(90,455)	—	(90,455)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	11/13/20	USD	999	(52,474)	—	(52,474)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	12/03/20	USD	1,805	(58,829)	—	(58,829)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	12/14/20	USD	1,750	(100,957)	—	(100,957)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/22/21	USD	25,169	(1,152,372)	—	(1,152,372)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	01/27/21	USD	2,268	(41,422)	—	(41,422)
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	01/29/21	USD	1,257	(13,931)	—	(13,931)

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Commodity Strategies Fund

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	02/01/21	USD	1,673	$—	$—	$—
3-month U.S. Treasury Bill, 1.54%(a)	At Termination	BCOMTR	At Termination	JPMorgan Chase Bank N.A.	02/01/21	USD	3,455	(9,719)	—	(9,719)

								$(5,592,835)	$—	$(5,592,835)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$30,741	$(5,623,576)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps	$30,741	$—	$—	$—	$—	$—	$30,741

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps	$5,623,576	$—	$—	$—	$—	$—	$5,623,576

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Loss on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$(1,989,343)	$—	$—	$—	$—	$—	$(1,989,343)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(3,165,615)	$—	$—	$—	$—	$—	$(3,165,615)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$100,692,406

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Swaps — OTC(a)	$30,741	$5,623,576

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$30,741	$5,623,576

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$30,741	$5,623,576

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Commodity Strategies Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank N.A.	$30,741	$(30,741)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Citibank N.A.	$3,111,878	$—	$—	$(2,970,000)	$141,878
Goldman Sachs International	395,563	—	—	(395,563)	—
JPMorgan Chase Bank N.A.	1,806,414	(30,741)	—	(1,670,000)	105,673
Royal Bank of Canada	309,721	—	—	—	309,721

	$5,623,576	$(30,741)	$—	$(5,035,563)	$557,272

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Beverages	$774,666	$—	$—	$774,666
Biotechnology	48,311	—	—	48,311
Chemicals	4,018,448	3,803,812	—	7,822,260
Containers & Packaging	1,284,317	—	—	1,284,317
Electronic Equipment, Instruments & Components	635,461	—	—	635,461
Energy Equipment & Services	581,484	—	—	581,484
Food & Staples Retailing	3,726,299	—	—	3,726,299
Food Products	10,773,589	4,370,637	491,676	15,635,902
Internet & Direct Marketing Retail	505,435	1,163,523	—	1,668,958
Machinery	2,885,428	—	—	2,885,428
Metals & Mining	18,780,084	10,216,577	—	28,996,661
Oil, Gas & Consumable Fuels	14,565,403	9,666,212	—	24,231,615
Personal Products	1,322,240	—	—	1,322,240
Specialty Retail	1,458,571	—	—	1,458,571
Warrants	—	—	3	3
Short Term Securities:
Money Market Funds	4,572,166	—	—	4,572,166
U.S. Treasury Obligations	—	94,678,762	—	94,678,762

Subtotal	$65,931,902	$123,899,523	$491,679	$190,323,104

Investments Valued at NAV(a)				3,166,845

Total Investments				$193,489,949

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Commodity Strategies Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Commodity contracts	$—	$30,741	$—	$30,741
Liabilities:
Commodity contracts	—	(5,623,576)	—	(5,623,576)

	$—	$(5,592,835)	$—	$(5,592,835)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

January 31, 2020

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,984,536) (cost — $171,246,931)	$185,750,938
Investments at value — affiliated (cost — $7,738,799)	7,739,011
Cash	1,053,372
Cash pledged as collateral for OTC derivatives	5,100,000
Foreign currency at value (cost — $11,497)	11,461
Receivables:
Investments sold	2,589,697
Securities lending income — affiliated	4,296
Capital shares sold	556,067
Dividends — unaffiliated	88,160
Dividends — affiliated	3,119
From the Manager	15,922
Unrealized appreciation on OTC swaps	30,741
Prepaid expenses	41,385

Total assets	202,984,169

LIABILITIES
Cash collateral on securities loaned at value	3,166,712
Payables:
Investments purchased	1,324,842
Administration fees	7,633
Capital shares redeemed	3,900,895
Deferred foreign capital gain tax	1,063
Investment advisory fees	71,628
Other accrued expenses	220,323
Service and distribution fees	10,928
Trustees’ and Officer’s fees	9,357
Unrealized depreciation on OTC Swaps	5,623,576

Total liabilities	14,336,957

NET ASSETS	$188,647,212

NET ASSETS CONSIST OF
Paid-in capital	$362,149,652
Accumulated loss	(173,502,440)

NET ASSETS	$188,647,212

NET ASSET VALUE
Institutional — Based on net assets of $129,938,412 and 18,902,716 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.87

Investor A — Based on net assets of $26,894,976 and 3,941,109 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.82

Investor C — Based on net assets of $4,728,478 and 718,487 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.58

Class K — Based on net assets of $27,085,346 and 3,939,140 shares outstanding, unlimited number of shares authorized, $0.001 par value	$6.88

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	13

Consolidated Statement of Operations  (unaudited)

Six Months Ended January 31, 2020

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,355,171
Dividends — affiliated	20,545
Interest — unaffiliated	55
Securities lending income — affiliated — net	20,526
Foreign taxes withheld	(81,258)

Total investment income	2,315,039

EXPENSES
Investment advisory	624,350
Transfer agent — class specific	142,669
Professional	81,542
Service and distribution — class specific	65,481
Administration	42,798
Registration	38,152
Printing	34,011
Accounting services	24,241
Administration — class specific	20,156
Custodian	8,121
Trustees and Officer	9,664
Miscellaneous	13,841

Total expenses	1,105,026
Less:
Fees waived and/or reimbursed by the Manager	(201,962)
Transfer agent fees waived and/or reimbursed — class specific	(99,101)
Administration fees waived — class specific	(20,156)

Total expenses after fees waived and/or reimbursed	783,807

Net investment income	1,531,232

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,003,551)
Investments — affiliated	62
Capital gain distributions from investment companies — affiliated	8
Foreign currency transactions	(1,220)
Swaps	(1,989,343)

(3,994,044)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,065,532 (a)
Investments — affiliated	124
Foreign currency translations	428
Swaps	(3,165,615)

(2,099,531)

Net realized and unrealized loss	(6,093,575)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,562,343)

(a)	Net of $2,952 foreign capital gain tax.

See notes to consolidated financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock
	Commodity
	Strategies Fund
	Six Months
	Ended
	01/31/20	Year Ended
	(unaudited)	07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,531,232	$4,373,061
Net realized loss	(3,994,044)	(18,660,315)
Net unrealized appreciation (depreciation)	(2,099,531)	(5,667,385)

Net decrease in net assets resulting from operations	(4,562,343)	(19,954,639)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,843,280)	(3,491,694)
Investor A	(512,839)	(669,467)
Investor C	(50,040)	(78,763)
Class K	(593,845)	(445,982)

Decrease in net assets resulting from distributions to shareholders	(4,000,004)	(4,685,906)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(10,233,778)	(55,635,613)

NET ASSETS
Total decrease in net assets	(18,796,125)	(80,276,158)
Beginning of period	207,443,337	287,719,495

End of period	$188,647,212	$207,443,337

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund
	Institutional
	Six Months Ended 01/31/20		Year Ended July 31,
	(unaudited)		2019		2018	2017		2016	2015

Net asset value, beginning of period	$7.18		$7.82		$7.43	$7.36		$6.98	$9.89

Net investment income(a)	0.06		0.14	(b)	0.07	0.05	(c)	0.00 (d)	0.00	(d)
Net realized and unrealized gain (loss)		(0.22)	(0.64)		0.37	0.09		0.38	(2.91)

Net increase (decrease) from investment operations		(0.16)	(0.50)		0.44	0.14		0.38	(2.91)

Distributions from net investment income(e)		(0.15)	(0.14)		(0.05)	(0.07)		—	(0.00	)(f)

Net asset value, end of period	$6.87		$7.18		$7.82	$7.43		$7.36	$6.98

Total Return(g)
Based on net asset value	(2.28	)%(h)	(6.34)%		5.97%	1.89%		5.44%	(29.41)%

Ratios to Average Net Assets
Total expenses(i)	1.02	%(j)	1.01%		1.14%	1.21%		1.39%	1.33%

Total expenses excluding recoupment of past waived and/or reimbursed fees(i)	1.02	%(j)	1.01%		1.14%	1.21%		1.39%	1.33%

Total expenses after fees waived and/or reimbursed(i)	0.72	%(j)	0.72%		0.88%	0.99%		1.26%	1.28%

Net investment income(i)	1.58	%(j)	1.90	%(b)	0.90%	0.65	%(c)	0.05%	0.00	%(k)

Supplemental Data
Net assets, end of period (000)	$129,938		$145,239		$200,786	$148,978		$107,021	$348,529

Portfolio turnover rate		35%	76%		110%	96%		132%	85%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Amount is greater than $(0.005) per share.
(g)	Where applicable, assumes the reinvestment of distributions.
(h)	Aggregate total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	—	—	0.04%	0.04%	0.01%	0.01%

(j)	Annualized.
(k)	Amount is less than 0.005%.

See notes to consolidated financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor A
	Six Months Ended 01/31/20		Year Ended July 31,
	(unaudited)		2019		2018	2017		2016	2015

Net asset value, beginning of period	$7.12		$7.74		$7.36	$7.29		$6.94	$9.85

Net investment income (loss)(a)	0.05		0.12	(b)	0.06	0.03	(c)	(0.02)	(0.02)
Net realized and unrealized gain (loss)		(0.22)	(0.63)		0.36	0.10		0.37	(2.89)

Net increase (decrease) from investment operations		(0.17)	(0.51)		0.42	0.13		0.35	(2.91)

Distributions from net investment income(d)		(0.13)	(0.11)		(0.04)	(0.06)		—	—

Net asset value, end of period	$6.82		$7.12		$7.74	$7.36		$7.29	$6.94

Total Return(e)
Based on net asset value	(2.46	)%(f)	(6.50)%		5.69%	1.71%		5.04%	(29.54)%

Ratios to Average Net Assets
Total expenses(g)	1.41	%(h)	1.38%		1.55%	1.69%		1.97%	1.85%

Total expenses after fees waived and/or reimbursed(g)	0.97	%(h)	0.97%		1.11%	1.24%		1.45%	1.50%

Net investment income (loss)(g)	1.37	%(h)	1.68	%(b)	0.73%	0.38	%(c)	(0.33)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$26,895		$33,853		$56,622	$31,755		$23,652	$11,308

Portfolio turnover rate		35%	76%		110%	96%		132%	85%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	—	—	0.04%	0.04%	0.01%	0.01%

(h)	Annualized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	17

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor C
	Six Months Ended 01/31/20		Year Ended July 31,
	(unaudited)		2019		2018		2017		2016	2015

Net asset value, beginning of period	$6.84		$7.45		$7.10		$7.04		$6.74	$9.64

Net investment income (loss)(a)	0.02		0.06	(b)	(0.00	)(c)	(0.03	)(d)	(0.07)	(0.08)
Net realized and unrealized gain (loss)		(0.21)	(0.60)		0.35		0.09		0.37	(2.82)

Net increase (decrease) from investment operations		(0.19)	(0.54)		0.35		0.06		0.30	(2.90)

Distributions from net investment income(e)		(0.07)	(0.07)		—		—		—	—

Net asset value, end of period	$6.58		$6.84		$7.45		$7.10		$7.04	$6.74

Total Return(f)
Based on net asset value	(2.83	)%(g)	(7.19)%		4.93%		0.85%		4.45%	(30.08)%

Ratios to Average Net Assets
Total expenses(h)	2.08	%(i)	2.11%		2.20%		2.40%		2.68%	2.50%

Total expenses after fees waived and/or reimbursed(h)	1.72	%(i)	1.72%		1.87%		1.99%		2.21%	2.25%

Net investment income (loss)(h)	0.62	%(i)	0.92	%(b)	(0.05)%		(0.36	)%(d)	(1.03)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$4,728		$5,832		$7,562		$5,747		$5,804	$5,062

Portfolio turnover rate		35%	76%		110%		96%		132%	85%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/20	Year Ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	—	—	0.04%	0.04%	0.01%	0.01%

(i)	Annualized.

See notes to consolidated financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock
	Commodity
	Strategies
	Fund

	(continued)

	Class K
	Six Months				Period
	Ended		Year		from
	01/31/20		Ended		01/25/18(a) to
	(unaudited)		07/31/19		07/31/18

Net asset value, beginning of period	$7.19		$7.83		$8.27

Net investment income(b)	0.06		0.14	(c)	0.07
Net realized and unrealized loss	(0.22)		(0.63)		(0.51)

Net decrease from investment operations	(0.16)		(0.49)		(0.44)

Distributions from net investment income(d)	(0.15)		(0.15)		—

Net asset value, end of period	$6.88		$7.19		$7.83

Total Return(e)
Based on net asset value	(2.22	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets
Total expenses	0.93	%(g)	0.96%		0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(g)	0.67%		0.74	%(g)(h)(i)

Net investment income	1.56	%(g)	1.97	%(c)	1.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$27,085		$22,520		$22,750

Portfolio turnover rate	35%		76%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	19

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from July 31 to May 31.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $4,156,091, which is 2.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”).Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements  (unaudited) (continued)

Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2020, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$1,359,919	$(1,359,919)	$—
Credit Suisse Securities (USA) LLC	523,252	(523,252)	—
JP Morgan Securities LLC	812,253	(812,253)	—
TD Prime Services LLC	289,112	(289,112)	—

	$2,984,536	$(2,984,536)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.62%
$1 Billion — $3 Billion	0.58
$3 Billion — $5 Billion	0.56
$5 Billion — $10 Billion	0.54
Greater than $10 Billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Distribution Fee	—%	0.75%
Service Fee	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$38,162	$27,319	$65,481

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2020, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$13,980	$3,043	$545	$2,588	$20,156

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, the Fund paid $2 to affiliates of BlackRock in return for these services to Investor A Shares, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$379	$866	$294	$49	$1,588

For the six months ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$91,647	$40,467	$4,927	$5,628	$142,669

Other Fees: For the six months ended January 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,952.

For the six months ended January 31, 2020, affiliates received CDSCs of $155 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended January 31, 2020, the Fund waived and/or reimbursed $866.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2020, the Manager waived and/or reimbursed $201,096, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended January 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$13,980	$ 3,043	$ 545	$2,588	$20,156
Transfer agent fees waived and/or reimbursed — class specific	56,713	33,061	3,700	5,627	99,101

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$952,254
Institutional	413,917
Investor A	280,577
Investor C	27,399
Class K	27,144

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended January 31, 2020, the Fund paid BIM $4,265 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were $33,634,626 and $42,397,089, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of July 31, 2019, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $174,574,392.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$182,756,161

Gross unrealized appreciation	$14,075,958
Gross unrealized depreciation	(8,935,005)

Net unrealized appreciation	$5,140,953

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Fund did not borrow under the credit agreement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount

Institutional
Shares sold	5,359,206	$38,118,653	12,870,944	$93,580,547
Shares issued in reinvestment of distributions	378,445	2,637,758	453,494	3,192,599
Shares redeemed	(7,050,042)	(50,067,430)	(18,771,252)	(134,640,850)

Net decrease	(1,312,391)	$(9,311,019)	(5,446,814)	$(37,867,704)

Investor A
Shares sold and automatic conversion of shares	542,688	$3,822,494	1,764,219	$12,770,471
Shares issued in reinvestment of distributions	73,543	509,654	95,139	665,024
Shares redeemed	(1,429,582)	(10,044,250)	(4,415,836)	(31,792,414)

Net decrease	(813,351)	$(5,712,102)	(2,556,478)	$(18,356,919)

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount

Investor C
Shares sold	54,848	$370,636	270,196	$1,870,867
Shares issued in reinvestment of distributions	7,323	48,989	11,517	77,623
Shares redeemed and automatic conversion of shares	(196,640)	(1,328,664)	(443,539)	(3,045,182)

Net decrease	(134,469)	$(909,039)	(161,826)	$(1,096,692)

Class K
Shares sold	1,405,322	$9,967,023	1,112,421	$8,116,553
Shares issued in reinvestment of distributions	85,027	593,492	63,350	445,982
Shares redeemed	(684,108)	(4,862,133)	(949,266)	(6,876,833)

Net increase	806,241	$5,698,382	226,505	$1,685,702

Total Net Decrease	(1,453,970)	$(10,233,778)	(7,938,613)	$(55,635,613)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Commodity Strategies Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRockAdvisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103
Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom
Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019
Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	31

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Change in Independent Registered Public Accounting Firm

In connection with the Fund’s change in its fiscal year-end, the Audit Committee of the Fund’s Board of Trustees approved a recommendation to change the independent registered public accounting firm from PricewaterhouseCoopers LLP (“PwC”) to Deloitte & Touche LLP (“D&T”) for the year ending May 31, 2020. Effective March 16, 2020, PwC was dismissed as the independent registered public accounting firm to the Fund. PwC’s reports on the Fund’s financial statements for the fiscal periods ended July 31, 2019 and July 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Fund’s fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, neither the Fund, nor anyone on its behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Glossary of Terms Used in this Report

Currency Abbreviations

CAD	Canadian Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total ReturnSM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

BCOMTR	Bloomberg Commodity Index Total ReturnSM

CDI	CREST Depository Interest

GDR	Global Depositary Receipts

OTC	Over-the-counter

ADDITIONAL INFORMATION AND GLOSSARY OF TERMS USED IN THIS REPORT	33

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)– The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)– There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Change in the registrant's independent accounting agent

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds

Date: April 6, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds

Date: April 6, 2020

4